Exhibit 10.16.2
Execution Copy
AMENDMENT NO. 2
to
EMPLOYMENT AGREEMENT
     AMENDMENT NO. 2 to EMPLOYMENT AGREEMENT (this “Amendment”) effective as of January 1, 2009, by and between MIRION TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and THOMAS D. LOGAN (the “Executive”).
BACKGROUND
     WHEREAS, the Company and the Executive are parties to an Employment Agreement dated August 18, 2006, as amended on December 22, 2008 (the “Employment Agreement”); and
     WHEREAS, pursuant to Section 13 of the Employment Agreement, the Employment Agreement may be modified by a written amendment signed by the Company and the Executive.
     NOW, THEREFORE, the parties hereto hereby agree as follows:
1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Employment Agreement.
2. Amendments.
     (a) Section 1(a) of the Employment Agreement is hereby amended by replacing the words “three (3) years” with “four (4) years”.
     (b) Section 3(a) of the Employment Agreement is hereby amended and restated in its entirety to read as follows:
     “(a) Base Salary.
     (i) From and after January 1, 2009 (the “Amendment Effective Date”), the Executive shall receive a base salary of $325,000 per year (“Base Salary”).
     (ii) In the event of a Change of Control or an IPO, the Executive’s Base Salary shall be increased to $400,000 per year on the date of completion of such Change of Control or IPO (the “Completion Date”). On the first anniversary of the Completion Date, the Executive’s Base Salary shall be increased to $450,000 per year.
     (iii) Base Salary shall be payable in accordance with the payroll policies from time to time in effect at the Company. Executive’s Base Salary shall be subject to increase (but not decrease) on an annual basis as the Board shall determine.”
     (c) Section 3(b) of the Employment Agreement is hereby amended by renumbering the current paragraph of Section 3(b) as clause “(i)” and by adding a new clause (ii) as follows:
     “(ii) In the event of a Change of Control or IPO, the Executive shall be entitled to a one time bonus (“One Time Bonus”) in an amount equal to:

(A) $50,000, plus
(B) $75,000 multiplied by a fraction, the numerator of which is the number of days elapsed from the Amendment Effective Date to the Completion Date and the denominator of which is 365 (notwithstanding anything to the contrary, such fraction shall in no event be greater than one).
          The One Time Bonus shall be paid in cash within thirty (30) days after the Completion Date.”
3. Governing Law. This Amendment has been executed and delivered in the State of California and its validity, interpretation, performance and enforcement will be governed by the laws of that state applicable to contacts made and to be performed entirely within that state.
4. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
5. Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.
6. References. Any reference to the Employment Agreement contained in any notice, request, certificate or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.
7. Other Provisions. All other provisions of the Employment Agreement not specifically amended by this Amendment shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

MIRION TECHNOLOGIES, INC.
By:	/s/ Seth B. Rosen
	Name:	Seth B. Rosen
	Title:	General Counsel & Corporate Secretary

EXECUTIVE
/s/ Thomas Logan
Thomas D. Logan
Signature Page to Amendment No. 2 to Employment Agreement (Logan)